              SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

                   (Amendment No.      )


(  )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(x )  Preliminary Proxy Statement
(  )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                      PCA INTERNATIONAL, INC.
          (Name of Registrant as Specified In Its Charter)


                      PCA INTERNATIONAL, INC.
          (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

* Set forth the amount on which the filing fee is calculated and state how it was determined.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

( ) Filing Fee of $          was previously paid on           , 199 ,
    the date the Preliminary Proxy Statement was filed.

                              PCA INTERNATIONAL, INC.


                            NOTICE OF ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD ON MAY 24, 1995


  The Annual Meeting of Shareholders of PCA International, Inc. (the "Company") will be held on May 24, 1995, at 10:00 a.m. at the Company's principal executive offices located at 815 Matthews-Mint Hill Road, Matthews, North Carolina, for the following purposes:


      (1)         To  elect  eight  Directors  to  serve  until  the  1996
                        Annual Meeting of Shareholders and to serve until their successors are elected and qualified.


      (2)         To approve amendments to the Company's 1992 Non-Qualified
                        Stock Option Plan to grant certain stock options to non-employee Directors pursuant to a formula and to allow non-employee Directors to elect to receive their Director's compensation in the form of stock in lieu of cash.

      (3)         To approve an amendment to the Company's Articles of
                       Incorporation to eliminate certain potential liability of Directors for monetary damages.

      (4)         To ratify the selection of KPMG Peat Marwick as Independent
                        Auditors.

      (5)         To transact such  other business as may  properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 31, 1995, as the record date for the meeting. Only shareholders of record at that time are entitled to notice of and to vote at the meeting.

        The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted
       at the meeting.   Management urges  you to  date, sign and return  the
       enclosed  proxy promptly.   You  are cordially invited to  attend the
       meeting in person, and the giving of the proxy will not affect your right to vote in person if you elect to do so at the meeting.

                                           By order of the Board of Directors,



                                           Bruce A. Fisher
                                           Secretary

       April 24, 1995
       Matthews, North Carolina

                      PCA INTERNATIONAL, INC.
                    815 Matthews-Mint Hill Road
                   Matthews, North Carolina 28105



                                               PROXY STATEMENT


        This proxy statement is furnished to the shareholders of PCA International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 24, 1995 (the "1995 Annual Meeting"), or any adjournment or postponement thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. The cost of soliciting proxies will be borne by the Company.


                                                   GENERAL

        This proxy statement and form of proxy are expected to be mailed to shareholders on or about April 24, 1995. Only shareholders of record at the close of business on March 31, 1995, will be entitled to receive notice of, and vote at, the meeting or any adjournment thereof.

        As of the close of business on March 31, 1995, the Company had _________ outstanding shares of Common Stock, par value $0.20 per share (the "Common Stock"). Each shareholder of record is entitled to one vote for each share of Common Stock then held and shall have the right to vote the number of shares so owned for each proposal and for each Director to be elected.

        The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the 1995 Annual Meeting of Shareholders constitutes a quorum for the transaction of business. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

        If the enclosed proxy is properly executed and returned in time to be voted at the 1995 Annual Meeting, the shares of Common Stock represented thereby will be voted in accordance with the instructions
       marked thereon.   Unless instructions  to the  contrary are  marked
       thereon, a proxy will be voted "FOR" the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Directors will be elected by a plurality of the votes cast at the 1995 Annual Meeting. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. Abstentions and broker
       "non-votes" will  be voted neither  FOR  nor  AGAINST   the approval of
       each of the matters to be voted upon.

                                               STOCK OWNERSHIP



       Stock Ownership of Certain Beneficial Owners

        The following table shows the beneficial ownership as of March 31, 1995, of each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                                                                             Amount and
                                                                             Nature of
                                         Name and Address                    Beneficial                     Percent
       Title of Class                   of Beneficial Owner                  Ownership                     of Class
       Common Stock,                  Centennial Associates, L.P.            2,018,957(1)                     24.7%
       $0.20 par value                c/o Mr. Joseph H. Reich
                                      900 Third Avenue
                                      New York, New York 10022


       Common Stock,                  Mr. Joseph H. Reich                      510,350(1)                  30.9%(2)
       $0.20 par value                900 Third Avenue                       2,018,957(2)
                                      New York, New York 10022               2,529,307(1)


       Common Stock                   Tiger Management Corporation             699,400(3)                      8.6%
       $0.20 par value                101 Park Avenue
                                      New York, New York 10178


       Common Stock,                  Reprise Capital Corporation              678,055(4)                      8.1%
       $0.20 par value                c/o Mr. Stanley Tulchin
                                      400 Post Avenue
                                      Westbury, New York 11590


       Common Stock                   Furman Selz Incorporated                  623,000                        7.6%
       $0.20 par value                c/o Ms Valerie King
                                      230 Park Avenue
                                      New York, New York 10169


       (1)See Note (5) to the table under "Stock Ownership of Directors and Executive Officers" below.

       (2)Includes Centennial ownership listed above. Joseph H. Reich is deemed the beneficial owner of shares in Centennial Associates, L.P., due to his position as Managing Partner of that entity.

       (3)Includes 57,570 shares (0.7% of outstanding) owned by Panther Partners, L.P., whose advisor, Panther Management Company L.P. (a registered investment advisor), is affiliated with Tiger Management Corporation.

       (4)Includes certain shares as to which Mr. Tulchin disclaims beneficial ownership. See Notes (2) and (7) to the table under "Stock Ownership of Directors and Executive Officers" below.

       Stock Ownership of Directors and Executive Officers

        The following table shows the beneficial stock ownership as of March 31, 1995 of each of the current Directors of the Company and of all Directors and Executive Officers as a group of the outstanding shares of the Company's Common Stock, $0.20 par value, which is the only class of voting securities outstanding. Each of the individuals listed below possesses sole voting and investment power with respect to the shares listed opposite his or her name, unless noted otherwise:


                                                     Amount and Nature of                    Percent
 Name                                              Beneficial Ownership(1)                   of Class
 Anders C. Brag                                              26,250  (3)                            *
 R. Stuart Dickson                                           53,034  (4)                            *
 Peter B. Foreman                                           263,308  (9)                         3.2%
 George Friedman                                              8,900                                 *
 John Grosso                                                191,900  (2)                         2.3%
 Joseph H. Reich                                          2,529,307  (5)                        30.9%
 Sara Lee Schupf                                             50,000  (8)                            *
 Albert F. Sloan                                              1,850  (6)                            *
 Stanley Tulchin                                            678,055  (2)(7)                      8.1%
 Jan M. Rivenbark                                            35,500  (2)                            *
 Eric H. Jeltrup                                             97,300  (2)                         1.2%
 Bruce A. Fisher                                             64,335  (2)                            *
 R. Michael Spencer                                          45,454  (2)                            *
 All Executive Officers and Directors as a
 group (13 persons listed above)(10)                      4,043,693  (2)                        46.9%


       *Less than 1% of the outstanding shares of Common Stock of the Company.

       (1)Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, beneficial ownership of a security consists of sole or shared voting power (including power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract,
 arrangement,  understanding, relationship  or otherwise.    Unless otherwise
 indicated, beneficial ownership disclosed consists of sole voting and investment power.

       (2)The numbers and percentages of shares shown in the table above include stock options covering Common Stock exercisable within 60 days of
 March 31, 1995 as  follows:   Mr. Tulchin--150,000; Mr.  Grosso--125,000; Mr.
 Rivenbark--31,000; Mr. Jeltrup--67,000; Mr. Fisher--38,500; and Mr. Spencer--42,000; and all Executive Officers and Directors as a group (including such individuals)--453,500. Such persons and members of such group disclaim any beneficial ownership of the shares subject to such options.

       (3)Includes  (i) 13,750 shares beneficially owned  by Mr. Brag, and  (ii)
 12,500 shares  beneficially owned by his wife.   Mr. Brag disclaims  beneficial
 ownership of the shares  owned by his wife.   Mr. Brag has advised the Company
 of his intention to resign as a Director as of May 23, 1995.

       (4)Includes (i) 300 shares beneficially owned by Mr. Dickson and (ii) 52,734 shares beneficially owned by a wholly-owned subsidiary of Ruddick Corporation of which Mr. Dickson is Chairman of the Executive Committee.

       (5)Joseph H. Reich, Centennial Associates, L.P., and Carol F. Reich, jointly reported beneficial ownership of 463,850, 2,018,957 and 46,500
 shares, respectively.   It was reported  that each of  such persons  had sole
 dispositive power or sole investment power with respect to the shares held individually by each of them. Such persons have stated that the fact that their beneficial ownership was reported jointly did not constitute an admission that each of them should be deemed to be part of a group.

       (6)Includes 450 shares beneficially owned by Mr. Sloan's wife as to which he disclaims beneficial ownership.

       (7)Includes (i) 135,591 shares beneficially owned by Mr. Tulchin, (ii) 392,464 shares beneficially owned by Reprise Capital Corporation of which Stanley Tulchin is Chairman of the Board and he and his brother, Norman
 Tulchin,  are each  29%  equity owners.    His brother,  Norman  Tulchin,
 beneficially owns 121,719 shares. Stanley Tulchin disclaims beneficial ownership of the shares owned by his brother and by Reprise Capital Corporation.

       (8)50,000 shares are owned by the Tillie K. Lubin Marital Trust of which Sara Lee Schupf is the trustee and a beneficiary. Ms Schupf has advised the Company of her intention to resign as a Director as of May 23, 1995.

       (9)Mr. Foreman is a limited partner in Centennial Associates, L.P., owning less than a 5% interest therein. The shares shown exclude any indirect ownership of the Company s shares which might be attributable to him by reason of his limited partnership interest.

       (10)Figure does not include 61,850 shares beneficially owned by John Cornelius and 50,109 shares beneficially owned by Pierre Masse, both of whom resigned as executive officers during fiscal year 1994.

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
       Based on Company records and other information, the Company believes that all such SEC filing requirements with respect to the 1994 fiscal year were met.


                                                   ITEM 1
                                            ELECTION OF DIRECTORS

        The Company's Directors are elected at each Annual Meeting to serve for a one-year term and until their respective successors are elected
       and qualified.    Pursuant to  the Company s  Bylaws, the  Board of
       Directors has reduced the size of the Company s Board of Directors from nine to eight Directors, effective at the close of business on May 23, 1995. Eight nominees are to be elected this year to serve until the Annual Meeting in 1996. Unless contrary instructions are given, the enclosed proxy will be voted for the eight nominees named below. All nominees, other than Ms. Mason, are presently serving as Directors of the Company. Each nominee has consented to be named herein as standing for election to the Board of Directors and has consented to serve if elected. If any nominee is unable or unwilling to serve at the time of the election, or is otherwise unavailable for election, the proxies will have discretionary authority to vote in accordance with their judgment for any other nominee. The Board of Directors knows of no reason to anticipate this will occur.

        The following table sets forth certain information relating to each nominee for Director to be elected at the 1995 Annual Meeting. All nominees, except Mr. Friedman and Ms. Mason, have been heretofore elected by the shareholders and are standing for re-election as Directors. Mr. Friedman has been a Director since August 25, 1994.
       Ms. Mason has not previously served as a Director.



                       Name, Principal
               Occupation, Business Experience
                   During Last Five Years,                                            Positions and Offices     Director
                     Other Directorships                                   Age         With the Company          Since
       Joseph H. Reich                                                      60         Chairman of the           1987
       Managing Partner  of  Centennial Associates,  L.P., since  April                      Board
       1989.
       John Grosso                                                          48         President, Chief          1987
       President  and Chief  Executive  Officer  of the  Company                           Executive
       since 1987.                                                                    Officer and Director

       Stanley Tulchin
       Mr.  Tulchin  is, and  for  at  least  five years  has  been,  a     68             Director              1987
       Director  and   Chairman  of  the   Board  of  Reprise   Capital
       Corporation  and Stanley  Tulchin  Associates.   He  has been  a
       Director of the  Topps Company, Inc., since 1987 and Chairman of the Board of STA Credit Corporation since 1991.

       R. Stuart Dickson                                                    65             Director              1983
       Chairman  of   the  Executive  Committee,  Ruddick  Corporation;
       Chairman  of the  Board  of Ruddick  Corporation  1968 to  1994;
       Director of  First Union  Corporation and  Textron, Inc.,  since
       1985 and 1984, respectively, and  of United Dominion Industries,
       Inc. since 1990.

       Peter B. Foreman                                                     59             Director              1994
       President of Sirius Corporation since  1994; Founding Partner of
       Harris Associates, L.P.  from 1976-1993; Director of  Eagle Food
       Centers, Glacier Water Services, and  National Picture and Frame
       Company.   He  is also Chairman  of the Board  of Iliad Partners
       (IFM Asset Management-Bermuda).

       George Friedman                                                      60             Director              1994
       Chairman and CEO  of Parallel Communications, Inc.,  since 1994.
       Chairman and CEO of Gryphon Development Ltd. from 1986-1992.

       Charlotte H. Mason
       Associate Professor, Kenan-Flagler Business School, The University   39             Nominee               --
       of North Carolina since 1985.

       Albert F. Sloan                                                      65             Director              1981
       Chairman of  the Board of  Lance, Inc., until  1991; Director of
       Lance, Inc.,  and Bassett Furniture  Industries, Inc., for  more than five  years; and  RichFoods, Incorporated  since 1990,  and
       Cato Corporation since 1994.

       Directors' Remuneration; Attendance



        The Company's policy on Director compensation is to pay Directors' fees
       only to  Directors who are not employees of  the Company.   Each
       non-employee Director receives an $8,000 flat annual fee, plus $1,000 for each Board of Directors meeting attended, and the Chairman of the Board receives $52,000 per annum. Additionally, all Directors are reimbursed for expenses incurred in connection with attending
       Board and Committee meetings.   The  Board of  Directors has  adopted an
       amendment to the Company's 1992 Non-Qualified Stock Option Plan, subject to shareholder approval as discussed in Item 2 of this Proxy Statement, to grant to non-employee Directors certain options to purchase shares of the Company's Common Stock.

        During the last fiscal year, there  were four regularly scheduled
       meetings and one  special meeting of the Board of Directors.   Each
       Director attended 80% or more of the total number of meetings of the Board of Directors and meetings of all Committees on which he or she served.

        The Board of Directors does not have a Nominating Committee; nominees for election to the Board of Directors are selected by action of the entire Board.

       Committees of the Board

        Executive  Committee.   Messrs. Grosso, Reich  (Chairman), and  Tulchin
       are members of the Executive Committee. The Executive Committee has been delegated authority to act on behalf of the Board of Directors when such Board is not in session.

        Audit Committee.   Messrs. Dickson (Chairman), Sloan, and Tulchin  are
       members of the Audit Committee. The Audit Committee makes recommendations to the Board concerning the selection of the independent accountants of the Company, reviews the scope of the audit, reviews the audit report, and makes recommendations to the Board concerning accounting principles and practices, internal
       controls,  financial reporting,  and other related  matters.   The Audit
       Committee  had one  formal meeting  during the  last fiscal year.

        Compensation Committee.   Messrs. Brag (Chairman) and  Foreman and Ms
       Schupf served  as members of the Compensation Committee  during fiscal
       year 1994(*).   The Compensation  Committee has  the responsibility for
       reviewing, monitoring and recommending overall compensation plans and policies, including amounts of all compensation for the Company's Directors and Officers at or above the level of Executive Vice President. The Compensation Committee held one formal meeting and met informally at various times during the last fiscal year.

        Stock Option Plan Administration Committee. Messrs. Brag (Chairman) and Foreman and Ms Schupf served as members of the Stock Option Plan Administration Committee for each of the Company's Stock Option Plans
       during fiscal year 1994(*).   The Stock Option Plan  Administration
       Committee, which has the responsibility for granting options under the Company's Stock Option Plans, met informally at various times during the last fiscal year to make decisions regarding the grant of options.

       (*)Mr. Brag and  Ms Schupf have advised  the Company of their  intention
       to resign  as Directors as of  May 23, 1995.   Their replacements on the
       Compensation and Stock Option Plan Committees will be selected by the Board of Directors.


                                           Executive Compensation


       Report of the Compensation and Stock Option Plan Administration
       Committees

        The Company's executive compensation and incentive programs are designed to attract and retain able and talented executives who can build shareholder value and accelerate the growth of the Company.

        The Compensation Committee believes the best interests of the shareholders are served if a significant portion of the compensation paid  to the  Company s executive  group is  dependent upon
       overall Company performance.    This approach  links  executive
       remuneration more closely to gains enjoyed by the Company s shareholders. The Committee also believes that it is important to formulate a compensation program that will motivate and retain executives with superior abilities.

        The principal component of the Company's executive compensation program is cash compensation that consists of a base salary and
       annual  cash bonuses.   Each  year, the  Compensation Committee  reviews
       total compensation levels for the executive group and recommends to the Board of Directors the annual salaries to be paid and the levels
       of bonuses to  be established  under a cash  bonus plan.   The Committee
       subjectively considers such factors as achievement of the prior year's financial targets and goals for the coming year with respect to sales, growth, earnings, income from operations, earnings per share and return on capital. Finally, the Committee considers the compensation levels of executives with other companies with which the Company competes for executive talent, including the compensation levels of direct industry competitors.

        In 1994, the Board, upon the Committee s recommendation, awarded Mr. Grosso a 3.5% base salary increase and increased salaries of other key executives 3.5%  to 10%.  Certain key executives  received
       salary adjustments  that reflected increased responsibilities.   The
       Compensation Committee believes the level of base salaries for senior executives is equivalent to or lower than salaries of executives with similar responsibilities for competing companies.

        The Company  also has a  cash bonus plan for  senior management and
       executive officers.   Because the Board of Directors  considered 1994 a
       transitional year for the Company, 1994 cash awards were made at the discretion of the Board of Directors, upon the recommendation of the Compensation Committee, following completion of the annual
       audit.   The  Committee  subjectively  considered achievement  of
       divisional and departmental operating and financial objectives, Company-wide operating and financial objectives, and individual performance in making its recommendation. The Committee also took into account anticipated future responsibilities, and employee loyalty and continuity of service.

        The Company  uses stock options as its  primary incentive for long-term
       commitment.   The Stock Option Plan Administration  Committee believes
       that the use of stock-based incentives most closely aligns the interests of the Company's executives with those of its shareholders.
       These options  generally vest  over a five-year  period.   In addition,
       stock options with a shorter vesting period have been granted under the Company's 1992 Stock Option Plan. The Stock Option Plan Administration Committee has the responsibility for identifying the optionees to receive grants and establishing terms of the options, including the conditions for exercise and the amount of the exercise
       price.   Normally, the number  of shares subject to a stock option
       granted to a particular officer or employee depends upon past performance of the optionee and the position held by the optionee.

        The Stock Option Plan Administration Committee has placed significant emphasis on stock options for the Company s senior executives. Because of the direct link created between shareholder value and the value of each optionee s investment in the Company, it is the Committee s view that stock options encourage executives to take a longer term, shareholder-oriented view of the impact of their decisions and actions. Over the past three years, stock options were granted to approximately 90 executives and key employees.

        Regulations of the SEC require the Compensation Committee and the Stock Option Plan Administration Committee to disclose their bases for compensation reported for Mr. Grosso, the Chief Executive Officer, in 1994 and to discuss the relationship between the Company's performance during the last fiscal year and Mr. Grosso's compensation.

        The  Compensation Committee has  followed the philosophy  described
       above in  determining Mr. Grosso s compensation.   In considering his
       base salary and stock options granted to him during 1994, the Committee considered both the Company s overall performance and Mr.
       Grosso s  individual performance for  the previous fiscal year.   Mr.
       Grosso received no  cash bonus for  1994, reflecting the Committee s
       view that 1994  was a transitional year.   In determining stock  option
       grants, the Committee particularly took into consideration Mr. Grosso s efforts in restructuring the Company s top management roles, his greater emphasis during 1994 on longer term, strategic planning for the Company s business, and his leadership in better positioning the
       Company to take full  advantage of its technological capabilities.   The
       Committee also took into account the compensation levels of chief executives of other companies with which the Company competes for executive talent, including the compensation levels of direct industry competitors.

        The above report is presented by the non-employee Directors who compose the Compensation Committee and the Stock Option Plan Administration Committee of the 1990 and 1992 Stock Option Plans.

             Anders C. Brag      Peter B. Foreman      Sara Lee Schupf

   The tables that follow reflect the decisions included in this report:

                                                 I.  SUMMARY COMPENSATION TABLE

                                                Annual Compensation                Long-Term Compensation
                                                                                              Awards      Payouts

Name and Principal             Fiscal     Salary    Bonus    Other Annual   Restricted                   LTIP         All Other
  Position                      Year        ($)       ($)     Compensation  Stock Awards    Option No.   Payouts     Compensation
                                                                  ($)            ($)        of Shares     ($)         ($)(1)

   John Grosso                  1994      $220,644        $0                               25,000                     $X,XXX
     President                  1993      $208,125    $1,250                               25,000                     $4,842
     Chief Executive Officer    1992      $185,906        $0                               30,000                     $9,887

   Jan M. Rivenbark             1994      $168,533   $28,160                               15,000                     $X,XXX
     Executive Vice President   1993      $155,000    $1,250     $3,529(2)                 20,000                     $1,551
     Chief Operating Officer    1992       $64,256        $0    $20,117(2)                 40,000                          0

   Eric H. Jeltrup              1994      $172,000   $46,000                               15,000                     $X,XXX
     Executive Vice President   1993      $152,350    $1,250                               20,000                     $3,545
     Chief Technical Officer    1992      $128,300        $0                               18,000                     $6,823

   Bruce A. Fisher              1994      $137,767   $23,200                               10,000                     $X,XXX
     Senior Vice President      1993      $123,375    $1,250                               15,000                     $5,458
     Chief Financial Officer    1992      $102,625    $8,258                               15,000                     $2,871

   R. Michael Spencer           1994      $133,412   $21,528                                  0                       $X,XXX
     Senior Vice President      1993      $123,375    $1,250                               15,000                     $5,458
     Treasurer                  1992      $102,625    $8,258                               15,000                     $2,871

   John F. Cornelius(3)         1994      $160,000        $0                                  0                       $X,XXX
     Senior Vice President      1993      $151,050    $1,250                               20,000                     $3,514
     Field Operations           1992      $123,150        $0                               18,000                     $6,550

   J. Pierre Masse              1994     $146,791(4)      $0                                  0                      $27,600(5)
     Formerly Executive Vice    1993     $150,000     $1,250                               20,000                     $3,490
   President Marketing          1992     $150,000     $8,258                               15,000                     $6,116

   _________________
   (1)Company's portion of Profit Sharing Plan contribution.
   (2)Relocation cost reimbursed by the Company.
   (3)After a  medical leave  of  absence, the duties of  Mr. Cornelius were restructured and  he  did not  serve as  an executive officer of the Company as of the end of fiscal 1994.
   (4)Salary to December 1, 1994, the date of resignation of Mr. Masse.
   (5)Amounts paid pursuant  to an employment separation agreement with the
   Company.   The separation agreement includes non-disclosure  and
   non-competition clauses and provides for equal monthly payments to  Mr. Masse totaling $193,200 for the period from December 1, 1994 through January 31,
   1996.


                              II.  OPTION GRANT TABLE
     Options Granted in the Last Fiscal Year and Potential Realizable Values



                                                      Individual Grants                              Realizable Value
                                                           % of                                      at Assumed Annual
                                       Total Options       Total                                        Rates of
                                         Granted           Options        Exercise or                  Stock Price
                                       in Fiscal Year      Granted        Base Price    Expiration    Appreciation for
     Name                                 (#)(1)        in Fiscal Year     ($/SH)        Date          Option Term(2)
                                                                                                       5% ($)  10% ($)
     John Grosso                          25,000           11.5%            $9.50         8/26/2004   $118,750  $237,50

     Jan M. Rivenbark                     15,000            6.9%            $9.50         8/26/2004    $71,250  $142,50

     Eric H. Jeltrup                      15,000            6.9%            $9.50         8/26/2004    $71,250  $142,50

     Bruce A. Fisher                      10,000            4.6%            $9.50         8/26/2004    $47,500  $95,000

   (1)The options vest pro rata over a five-year period from the date of grant, August 26, 1994.
   (2)These values are hypothetical; there is no assurance that the stock will achieve these rates of appreciation.


                                                           -8-


               III.   OPTIONS EXERCISED AND YEAR-END VALUE TABLE
         Aggregated Options Exercised in the Last Fiscal Year and Fiscal
                              Year-End Option Values


                                                                                    Number of            Value of Unexercised
                                                                               Unexercised Options       In-the-Money Options
                              Shares Acquired              Value                      Held                       Held
                                On Exercise               Realized             at January 29, 1995       at January 29, 1995
   Name                             (#)                      ($)                  Exercisable/               Exercisable/
                                                                                Unexercisable (#)        Unexercisable ($)(1)
   John Grosso                       0                       $0                      95,000/                  $159,250/
                                                                                     94,500                    $73,375

   Eric H. Jeltrup                   0                       $0                      58,000/                  $273,000/
                                                                                     40,000                    $64,500

   Bruce A. Fisher                   0                       $0                      37,500/                   $79,625/
                                                                                     34,000                    $43,000

   R. Michael Spencer                0                       $0                      39,000/                   $91,000/
                                                                                     21,000                    $22,750

   Jan M. Rivenbark                  0                       $0                      31,000/                     $0/
                                                                                     58,000                      $0

   (1)Based on closing price of $9.25 per Common Share on January 29, 1995.



                    IV.  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                 AMONG PCA INTERNATIONAL, INC.
                        NASDAQ U.S. and NASDAQ NON-FINANCIAL INDICES

(Please note that chart appears below with plot points listed as follows.)



         NASDAQ                    "PCA International, Inc."
Year     NASDAQ US   Index  Non-Financial   Index  International  Price     Dividends    Shares
Jan 90      123      $100      130          $100      $100        $3.17      $0.00      31.57894
Jan 91      127      $103      140          $108      $205        $6.50      $0.00      31.57894
Jan 92      195      $158      214          $164      $546        $17.00     $6.69      32.14333
Jan 93      220      $178      226          $174      $587        $18.00     $6.80      32.65763
Jan 94      252      $204      261          $201      $349        $10.50     $6.93      33.29932
Jan 95      240      $195      241          $185      $316        $9.25      $7.09      34.2435

Assumes $100 invested on January 31, 1990 in PCA Common stock.
NASDAQ US Index and NASDAQ Non-Financial Index.

Total Return assumes reinvestment of dividends.

There are 12 industry peer group indices developed for NASDAQ by the Center for Research in Securities Prices at the University of Chicago. The Non-Financial "Index includes PCA International, Inc."

        The  Board of  Directors recommends  that shareholders  vote  FOR   the
       election  of all  nominees for Director.


                                                   ITEM 2
                                       PROPOSAL TO AMEND THE COMPANY'S
                                    1992 NON-QUALIFIED STOCK OPTION PLAN


        The Board of Directors is submitting to the shareholders, for their approval, a Second Amendment to the Company's 1992 Non-Qualified Stock Option Plan (the "1992 Plan"). The Second Amendment to the 1992 Plan (the "Second Amendment") has been adopted by the Company's Board of Directors (the "Board") and will become effective as of the date of
       adoption,  if  approved  by the  shareholders.   The Second  Amendment
       primarily provides for stock options to be granted pursuant to a formula to non-employee Directors of the Company. The Board believes that the 1992 Plan has been an important means of attracting, retaining and motivating key employees and that the Second Amendment will extend the 1992 Plan to serve the important purpose of attracting, retaining and motivating non-employee Directors.

       Summary of the Existing 1992 Plan

        The Company's 1992 Plan was adopted  and approved by the shareholders at the 1992 Annual Meeting and was amended by the shareholders at the 1993 Annual Meeting. The current 1992 Plan, as amended in 1993, provides for the discretionary grant of non-qualified stock options by the Stock Option Plan Administration Committee of the Board of Directors (the "Plan Administration Committee") to key employees and
       non-employee Directors  of the Company.   (The  proposed Second Amendment
       would make non-employee Directors ineligible for such discretionary grants.) The Company has more than 250 key employees eligible to receive grants under the 1992 Plan, in addition to eight non-employee
       Directors.   As  of March  31, 1995, options  have been granted under the currently approved 1992 Plan  to 48  key employees  and to  no
       non-employee Directors.   Under  the second amendment of the 1992 Plan,
       subject to shareholders approval, options have been granted to seven non- employee Directors.

        Non-qualified stock options granted pursuant to the 1992 Plan entitle the holders thereof to purchase shares of the Company's Common Stock. The number of shares that the holder may purchase, the price at which the shares may be purchased, and the vesting and expiration dates of the option are established by the Plan Administration Committee at the
       time of  grant.   The 1992  Plan provides  that options  cannot be
       exercised sooner than six months from the date of grant, and must expire no sooner than three months after the exercise date and no later than ten years from the date of grant. Unexercised options terminate immediately upon the holder's termination of employment for any reason other than death, disability or normal retirement. In the event of a holder's death, disability or normal retirement, options must be exercised, if at all, within certain limited periods of time. Options are not transferable other than upon death. (The Second Amendment would allow additional limited transferability pursuant to qualified domestic relations orders.) The maximum number of shares available to be issued under the 1992 Plan is 1,725,000, subject to adjustment to reflect any change in the capitalization of the Company. The closing sales price for the Company's Common Stock as quoted on the NASDAQ Stock Market on March 31, 1995 was $_____ per share.

        The 1992 Plan may be amended, modified, suspended or terminated by the Board of Directors, provided any such modification or amendment must be made subject to shareholder approval when the Board of Directors deems such shareholder approval necessary in order to comply with applicable laws, rules or regulations, or otherwise desirable.

       Stock options granted under the Plan do not receive the tax treatment available to "incentive stock
       options" under the Internal Revenue Code of 1986.   Upon the grant of a
       non-qualified stock option, an option holder will not recognize ordinary income and the Company will not receive a corresponding deduction. On the date any such option is exercised, an option holder generally will recognize ordinary income equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds the option price paid for such  stock, and the Company will  generally
       receive a deduction in the same amount.   However, any option holder who
       is subject  to the provisions  of

       Section  16(b) of the Securities
       Exchange Act of 1934  (officers, directors and beneficial  owners of more than ten percent  of any class of  equity securities of the
       Company) who exercises an option for which the option price is greater than the fair market value of the Company's Common Stock on the exercise date will not recognize income on the date of exercise but rather will recognize a gain or loss six months after the date of exercise, unless the option holder elects to recognize the loss at the
       date of exercise.   If such an election is made, the option  holder will
       recognize ordinary loss equal to the amount by which the option price exceeds the fair market value of the Common Stock on the date of
       exercise.   If such an  election is not made, the  option holder will
       recognize a gain or a loss based on the fair market value of the Common Stock on the date six months after the exercise. If, on the date six months after the exercise, the fair market value of the Common Stock exceeds the option price, the option holder will recognize ordinary income equal to the amount by which the fair market value of the Common Stock exceeds the option price. If, on that date, the option price exceeds the fair market value of the Common Stock, the option holder will recognize ordinary loss equal to the amount by which the option price exceeds the fair market value of the Common Stock.

        Any such ordinary income recognized by an option holder who also is an employee of the Company is subject to income tax withholding by the Company and may also be subject to withholding of certain employment
       taxes.   The Company generally will be entitled to a  deduction in an amount equal to the income recognized by the option holder and such deduction shall be allowed for the taxable year of the Company in which the option is exercised. The Company's deduction is conditioned upon its withholding of the required amount of income tax for those option
       holders who  are employees  of  the Company.   The  Company will  have no
       withholding obligations upon the recognition of ordinary income resulting from the exercise of options by any non-- employee option holder; and consequently, the Company's deduction will not be conditioned upon satisfaction of any obligation.

        The above summary of the 1992 Plan is qualified in its entirety by reference to the full text of the 1992 Plan, a copy of which may be obtained without charge by written request to the Company, 815 Matthews- Mint Hill Road, Matthews, North Carolina 28105, Attention:
       Bruce A. Fisher.

       Summary of the Proposed 1992 Plan Second Amendment

        The proposed Second Amendment to the 1992 Plan adds provisions pursuant to which non-employee Directors of the Company are issued stock options in accordance with a predetermined formula. Although non- employee Directors were eligible for grants of discretionary stock options under the 1992 Plan, the discretionary nature of such grants would have created potential "short-swing" profits liability under Section 16(b) of the Securities and Exchange Act of 1934 for non-employee Directors serving on the Plan Administration
       Committee.   Because the Plan Administration  Committee must be made up of at least three non- employee Directors, options under the 1992 Plan effectively have been unavailable to the Company's non- employee Directors.

        The Second  Amendment will  make available two  kinds of  options under
       the 1992 Plan.   The  form of discretionary options that have been
       granted to date, and that will continue to be available for grant by the Plan Administration Committee to key employees, are termed "Discretionary Stock Options" in the Second Amendment. The Second Amendment excludes non-employee Directors from eligibility for grants of Discretionary Stock Options.

        The  Second  Amendment adds  a second  form of  option termed  "Formula
       Plan  Options."   Formula Plan
       Options  are  issued  automatically  by  the   Company  to  non-employee
       Directors  and  are  not  subject  to discretionary control  by the Plan
       Administration Committee.   There are currently eight non-employee
       Directors eligible for the grant of Formula Plan Options, and such options, have been granted to seven nonemployee Directors, subject to shareholder approval. The consideration received by the Company for the granting of either form of option is the past service provided to the Company by the option holder, or the prospect of the option holder's future services to the Company.

        The Second Amendment, subject to subsequent approval by the Company's shareholders, grants to each non-employee member of the Board of Directors on August 25, 1994, Formula Plan Options to purchase 10,000
       shares  of the Company's Common Stock.   Each person thereafter becoming
       a Director and who is not a Company employee will similarly be granted an option to purchase 10,000 shares of Common Stock. In addition, on the day following the Company's annual meeting of shareholders each year, every member of the Board of Directors who is not an employee
       shall receive an option to purchase 2,000 shares of Common Stock.   The
       formula for the grant of Formula Plan Options may be amended or altered in the same manner as provided in the 1992 Plan, but not more often than once every six months except as necessary to comply with the Internal Revenue Code.

        The purchase price to be paid upon the exercise of Formula Plan Options is the per share fair market value of the Common Stock on the date
       the  option is granted.   Formula  Plan Options may  not be  exercised
       sooner than six months from (i) the date of grant or (ii) the date of shareholder approval of the plan or amendment allowing the grant, whichever is later. The tax treatment of Formula Plan Options will be the same as the tax treatment of non-employee option holders subject to Section 16(b) as described in the above Summary of the Existing 1992 Plan.

                                              NEW PLAN BENEFITS
                                        Under 1992 Stock Option Plan
                                      with Proposed Second Amendment(1)


Name and Position                                                    Dollar Value ($)(2)        Number of Units
John Grosso(3)                                                                0                        0
   President and Chief Executive Officer
   Director and Director Nominee
Jan M. Rivenbark(3)                                                           0                        0
   Executive Vice President
   Chief Operating Officer
Eric H. Jeltrup(3)                                                            0                        0
   Executive Vice President
   Chief Technical Officer
Bruce A. Fisher(3)                                                            0                        0
   Senior Vice President
   Chief Financial Officer
R. Michael Spencer(3)                                                         0                        0
   Senior Vice President
   Treasurer
John F. Cornelius(3)                                                          0                        0
   Senior Vice President
   Field Operations
J. Pierre Masse(3)                                                            0                        0
   Formerly Executive Vice President
   Marketing
Joseph H. Reich(4)(5)                                                         0                        0
Stanley Tulchin(4)                                                                                 10,000(6)
Anders C. Brag(4)                                                                                  10,000(6)
R. Stuart Dickson(4)                                                                               10,000(6)
Peter B. Foreman(4)                                                                                10,000(6)
George Friedman(4)                                                                                 10,000(6)
Sara Lee Schupf(4)                                                                                 10,000(6)
Albert F. Sloan(4)                                                                                 10,000(6)

Executive Group(2)                                                            0                        0

Non-Executive Director Group                                                                       70,000(4)

Non-Executive Officer
   Employee Group(3)                                                                                70,000

 (1)Benefits received by or  allocated to each of  the following for  the last fiscal year  assuming shareholder approval of proposed amendment.
 (2)Based on closing price of $______ per Common Share on March 31, 1995.
 (3)The proposed Second Amendment would have no effect on options granted to these individuals.
 (4)Non-employee Directors and, excluding Mr. Brag and Ms Schupf, nominees for election as Directors.
 (5)Declined to accept options for 10,000 shares under Second Amendment.
 (6)Includes grant of  options for 10,000 shares to each
 non-employee Director on 8/25/94.   Additional grants of options for 2,000
 shares will be made to each non-employee Director after each annual meeting and options for 10,000 shares to each newly appointed non-employee Director.

        The  Second Amendment was approved by  the Board of Directors  on August
       25, 1994.   That date will be the effective date of the 1992 Plan as
       amended by the  Second Amendment if the Second Amendment is  approved by
       the  shareholders at  the Annual  Meeting.   If such  shareholder
       approval is not obtained, all Formula Plan Options granted to non-employee Directors pursuant to the Second Amendment shall be null and void.

        The Second Amendment also includes a technical change to the 1992 Plan allowing for the transfer of unexercised options pursuant to a domestic relations order satisfying the conditions of the applicable sections of the Internal Revenue Code of 1986.

        The proposed Second Amendment is set forth in its entirety as Exhibit 1 hereto and will be voted on as a single proposal at the Annual Meeting.

       Reasons for Shareholder Adoption of the Second Amendment

        The Second Amendment is being submitted to the shareholders for their approval in order to qualify the grant of Formula Plan Options for an exemption from the six-month, short-swing profit rules of Section 16(b) of the Securities and Exchange Act of 1934 (the "Section 16 Rules"). Unless a plan qualifies for an exemption under the Section 16 Rules (which qualification requires receipt of shareholder approval), the grant of an option to a non-employee Director could be matched with a sale of shares by the same Director to create liability under Section 16(b). Under the 1992 Plan in its current form, the grant of discretionary options to Plan Administration Committee members, who all are non-employee Directors, may be considered the equivalent of a "purchase" of Company stock. Such a "purchase" could be matched with any stock sale by such Director within six months before or after and thereby possibly trigger Section 16 liability for the Director. The significant threat of Section 16 liability has effectively prevented the issuance of discretionary options under the 1992 Plan to non-employee Directors.

        The Board of Directors believes that the 1992 Plan has been beneficial to the Company and its shareholders by more closely
       aligning  the interests of  key employees with  the shareholders.   The
       grant of options to key employees effectively reinforces the relationship between shareholder gains and participant rewards. The Board further believes that the 1992 Plan has allowed the Company to
       retain and motivate  its key employees.   The purpose of  the Second
       Amendment is to extend  the 1992 Plan to  effectively include non-
       employee Directors.   As a result  of the Second Amendment,  the Company
       and shareholders should benefit from the closer alignment of the economic interests and incentives of shareholders and non-employee Directors. The availability of Formula Plan Options also is intended to allow the Company to retain, and to recruit as necessary, highly qualified non-employee Directors who serve the critical function of providing essential "outsider" oversight, analysis and leadership to
       the  Company.   The Board  of Directors  acknowledges  that current and
       future Directors will personally benefit from the approval of the Second Amendment and in this connection the Board of Directors may be considered to have a conflict of interest. However, for the reasons stated above, approval of the Second Amendment is recommended by the Board of Directors.

    The Board of Directors recommends that shareholders vote "FOR" the Second Amendment to the 1992 Plan.


                                                   ITEM 3
                               PROPOSAL TO AMEND CHARTER TO LIMIT POTENTIAL
                                           LIABILITY OF DIRECTORS


        The Company's Board of Directors recommends that the shareholders consider and approve a proposal to amend the Company's Articles of Incorporation to include a new Article 11, which would limit the personal liability of the Company's Directors to the Company or its shareholders for monetary damages for certain breaches of fiduciary duty.

        The proposed Article 11 is consistent with Section 55-7(11) of the North Carolina Business Corporation Act (the "Business Corporation Act"), enacted by the General Assembly of North Carolina in July 1987
       and effective October  1, 1987.   This legislation,  which is  described
       more fully below, is designed, among other things, to encourage qualified individuals to serve as Directors of North Carolina corporations by permitting North Carolina corporations to include in their charters a provision limiting director's liability for monetary
       damages for  breach of the duty of care.   Section 55-7(11) of the
       Business Corporation Act is an enabling provision only: an amendment to the Articles of Incorporation approved by shareholders is required to effect the permitted limitation on liability.

        The text of the proposed Article 11 is as follows:

        "Elimination of  Certain Liability  of Directors.   No person who  is
       serving or who has served as a director of the Corporation shall be personally liable to the Corporation or any of its shareholders for monetary damages for breach of duty as a director, except for liability with respect to (i) acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the Corporation, (ii) any transaction from which the director derived an improper personal benefit, (iii) acts or omissions occurring prior to the effective date of this article or
       (iv) acts or omissions with respect to which  the North Carolina Business
       Corporation Act  does not permit the limitation of liability.   As used
       herein, the term "improper personal benefit" does not include a director's reasonable compensation or other reasonable incidental benefit for or on account of his service as a director, officer, employee, independent contractor, attorney or consultant of the Corporation. No amendment or repeal of this article, nor the adoption of any provision to these Articles of Incorporation inconsistent with this article, shall eliminate or reduce the protection granted herein with respect to any matter that occurred prior to such amendment, repeal or adoption."

        The Company's Board of Directors believes that it is appropriate and advisable that the shareholders adopt the proposed amendment to the Articles of Incorporation and recommends that the shareholders vote to
       approve  and  adopt the  proposed  amendment.    The  adoption of  the
       proposed amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The amendment, if adopted, would be effected only by the filing of Articles of Amendment to such effect with the Secretary of State of North Carolina.


       Background and Reasons for Proposed Amendment

        In performing their duties, directors of a North Carolina corporation stand in a fiduciary relation to the Corporation and to its shareholders, and are required to discharge their duties as directors in good faith and "with that diligence and care which ordinarily prudent men would exercise under similar circumstances in like
       positions."   Corporate directors,  however, are  only required to
       exercise reasonable care and business judgment; they are not guarantors that they will make no mistakes in the management of the corporation business, and they are not personally responsible for mere errors of judgment or slight omissions made in good faith, after appropriate consideration and determined by them to be in the best interests of the corporation and its shareholders. Such actions are protected by the so-called "business judgment rule." The business judgment rule is designed to protect a director from personal liability to the corporation or its shareholders when their business
       decisions are  subsequently challenged.    However,  due to  the expense
       of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, as a practical matter, directors and officers of a corporation rely on indemnity from, and insurance procured by, the corporation they serve as a financial backstop in the event of such
       expense  or unforeseen liability.   The  North  Carolina  General
       Assembly has recognized that adequate insurance and indemnity provisions are often a condition of an individual's willingness to serve as a director of a North Carolina corporation. The Business Corporation Act has for some time specifically permitted corporations to provide indemnity and procure insurance for its directors and officers; the Corporation's bylaws presently provide for indemnification of officers and directors to the fullest extent permitted under North Carolina law against reasonable expenses incurred by them and reasonable payments made by them in connection with actions or claims against them in their capacities as directors or officers.

        Past changes in the market for directors and officers liability insurance have resulted at times in the unavailability for directors and officers of many corporations of any meaningful liability
       insurance coverage.   Insurance  carriers  have in  certain  cases
       declined to renew existing directors and officers liability policies, or have increased premiums to such an extent that the cost
       of obtaining  such insurance becomes  prohibitive.   Moreover,  policies
       may  exclude  coverage  for areas  where the  service  of qualified
       independent  directors is  most needed.   For  example, many  policies do
       not cover liabilities or expenses arising from directors and officers activities in response to attempts to take over a corporation. Such limitations on the scope of insurance coverage, along with high deductibles and low limits of liability, can undermine meaningful directors and officers liability insurance coverage.

        Although the Company has to date been able to obtain insurance coverage for directors and officers on a basis which it believes acceptable, the Company has experienced the increase in premiums and limitations in the scope of coverage that are symptomatic of the problems generally in
       the liability  insurance industry. Moreover,   the  Company's  current
       policies  expire  yearly.    Hence,  the  Company  is  exposed  to
       yearly renegotiation of premiums and coverage, as well as cancellation, in the future. The proposed amendment is designed to assure that the Company's directors and officers do not lose the protection they have had in the past if insurance coverage continues to decrease or becomes unavailable.

        According to published sources, the inability of corporations to provide meaningful director and officer liability insurance has had a damaging effect on the ability of public corporations to recruit and
       retain  corporate directors.   Although the  Company has not  directly
       experienced this problem, the Company's Board of Directors believes that the Company should take every possible step to ensure that the Company will continue to be able to attract the best possible officers and directors.

        In July of 1987, the North Carolina General Assembly enacted an amendment to the Business Corporation Act to permit North Carolina corporations to limit director liability under certain circumstances. Other states, including Delaware, have passed similar statutes, and corporations in North Carolina and elsewhere have broadly incorporated provisions limiting director liability into their charters. The proposed amendment to the Articles of Incorporation is consistent with the North Carolina amendment. The primary purpose of the proposed amendment and the reason it is being recommended to shareholders is to ensure that the Company will continue to be able to attract individuals of the highest quality and ability to serve as its Directors.

       Proposed Amendment

        Proposed Article 11 would protect the Company's Directors from personal liability for breaches of their fiduciary duty as a
       Director.   If  adopted by  the shareholders,  proposed  Article  11
       would absolve Directors of liability for negligence in the performance of their duties, including gross negligence. Directors would remain liable for acts or omissions not made in good faith that the Director at the time of such breach knew or believed were in conflict with the best interests of the corporation and for liability in connection with any transaction from which the Director derived an improper personal benefit.
       Proposed Article  11 would likely   not absolve Directors  of liability
       under Section 55-32 of the Business Corporation Act, which makes Directors personally liable for unlawful dividends or unlawful stock repurchases or redemptions, for the making of loans or guarantees to or in favor of Directors, officers or dominant
       shareholders of the  Company and  certain other matters.   The proposed
       Article 11 would not be applicable to acts or omissions that occur prior to the date the provision becomes effective, and would not eliminate or limit liability of Directors arising in connection with causes of action brought under federal securities laws.

        Proposed Article 11 provides Directors with protection from awards of monetary damages for breach of their duty as a Director; it does not eliminate the Director's fiduciary duties of good faith and due care. Accordingly, proposed Article 11 would have no effect on the availability of equitable remedies such as an injunction or rescission based upon a Director's breach of the duty of due care. In addition, proposed Article 11 would apply only to claims against a Director arising out of his or her role as a Director, and would not apply, if he or she is also an officer, to his or her role as an officer or in any capacity other than that of a Director. Under proposed Article 11, Directors would not be liable for money damages for a grossly negligent business decision made in connection with attempts to acquire the Company.

        The Board of Directors acknowledges that current and future Directors would personally benefit from the approval of the foregoing amendment and in this connection the Board of Directors may be considered to
       have  a conflict  of interest.   However,  for the  reasons stated  in
       this section captioned "Background and Reasons for Proposed Amendment," approval of such amendment is recommended by the Board of Directors.

        The Board of Directors recommends that shareholders vote "FOR" the Amendment to the Articles of Incorporation.


                                                ITEM 4
                       RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has recommended that KPMG Peat Marwick, which firm has been the independent accountants of the Company since 1990, be continued as the Company's independent accountant for the fiscal year ending January 28, 1996. Services provided to the Company and its subsidiaries by KPMG Peat Marwick with respect to fiscal year 1994 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and information services matters. Representatives of KPMG Peat Marwick will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

        The Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of KPMG Peat Marwick as the Company's independent accountants for the 1995 fiscal year.


                                                   ITEM 5
                                               OTHER BUSINESS

       Matters to be Presented

        As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will
       present,  at the meeting is  that hereinabove set  forth.   If any other
       matter or matters are properly brought before the meeting or any adjournments or postponements thereof, the persons named in the accompanying form of proxy will vote the proxy on such matters in accordance with their best judgment.

       Shareholders' Proposals

        If a shareholder intends to present a proposal at the 1996 Annual Meeting of Shareholders of the Company, such a proposal, if otherwise eligible for inclusion in Management's proxy statement under the rules promulgated by the Securities and Exchange Commission, must be received at the Company's principal executive offices shown on the first page of this proxy statement no later than December 18, 1995, in order to be included in Management's proxy statement for that meeting.

       Solicitation

        The expenses of the solicitation of proxies, including the costs of preparing and distributing the proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of proxy materials, solicitation may be made in person or by telephone or facsimile by Directors, Officers or regular employees of the Company, or by other persons who may be engaged to perform
       soliciting  activities.   The Company  presently plans  to engage
       Wachovia Bank of North Carolina, N.A., to assist in the soliciting of proxies from street name holders of shares. The anticipated cost is approximately $5,000.

       Additional Information Available on Request

        The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K (including the financial statements and the schedules thereto) as filed with the Securities and Exchange Commission for the Company s most recent fiscal year. Such written requests should be directed to Mr. Bruce A. Fisher, PCA International, Inc., 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105.

                                         By order of the Board of Directors,


                                         Bruce A. Fisher
                                         Senior Vice President and Secretary

       April 24, 1995



















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